UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Gran Tierra Energy Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! GRAN TIERRA ENERGY INC. 2025 Annual Meeting Vote by April 30, 2025 11:59 PM ET You invested in GRAN TIERRA ENERGY INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 02, 2025. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person at the Meeting* Point your camera here May 02, 2025 and 10:00 AM MDT Virtually via the internet at: https://web.lumiagm.com/208908912 To access the virtual meeting, refer to General Information section in proxy statement. *lf you paper choose copy of to the vote materials, these shares which in will person contain at the the meeting, appropriate you must instructions request . Please a “legal check proxy the ..” To meeting do so, materials please follow for any the special instructions requirements at www.ProxyVote for meeting .com attendance or request . a

Vote at www.ProxyVote.com THIS IS NOT A VOGRAN TIERRA ENERGY INC 2025 Annual Meeting Vote by This is an overview of the proposals being presented at the upcoming shareholder meetin April 30, 2025 11:59 PM ET the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 1a. Peter J. Dey ©For 1b. GaryS. Guidry ©For 1c. Evan Hazell ©For 1d. Robert B. Hodgins ©For 1e. Alison Redford ©For 1f. Ronald W. Royal ©For 1g. Sondra Scott ©For 1h. David P. Smith ©For 1i. Brooke Wade ©For 2. Proposal to ratify the appointment of KPMG LLP as Gran Tierra Energy Inc.’s independent registered public accounting firm ©For for fiscal year 2025. 3. Proposal to approve, on an advisory basis, the compensation of Gran Tierra Energy Inc.’s named executive officers, as ©For disclosed in the proxy statement. NOTE: Conduct any other business properly brought before the meeting.